                                LOCK-UP AGREEMENT
     [Note: Form is set up as an individual form to be signed by each person separately.]

                                 [Signing Date]

Terra Nova Acquisition Corporation
2 Bloor Street West, Suite 3400
Toronto, Ontario, Canada MW4 3E2

Re: Securities Issued in Merger with ClearPoint Business Resources, Inc.

Ladies and Gentlemen:

      In connection with the Agreement and Plan of Merger dated August 9, 2006 by and among Terra Nova Acquisition Corporation ("Parent"), CPBR Acquisition,
Inc., ClearPoint Business Resources, Inc. and the stockholders of ClearPoint
Business Resources, Inc. (the "Merger Agreement"), to induce Parent to enter into the Merger Agreement and consummate the Merger (as defined in the Merger
Agreement), the undersigned agrees to, neither directly nor indirectly, during the "Restricted Period" (as hereinafter defined):

      (1)   sell or offer or contract to sell or offer, grant any option or warrant for the sale of, assign, transfer, pledge, hypothecate, or otherwise encumber or dispose of (all being referred to as a
            "Transfer") any legal or beneficial interest in any shares of stock,
            $0.0001 par value, of Parent ("Parent Common Stock") issued to the undersigned in connection with the Merger, including shares constituting Performance Payments pursuant to Section 1.5(d) of the
            Merger Agreement (the "Restricted Securities"), or

      (2)   enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of any of the Restricted Securities, whether such swap transaction is to be settled by delivery of any
            Restricted Securities or other securities of any person, in cash or otherwise,

As used herein, "Restricted Period" means the period commencing on the Closing
Date (as defined in the Merger Agreement) and ending April 18, 2008.

      Within 30 days of the expiration of the Restricted Period, Transfers may be made only upon 30 days' prior written notice being given to Parent in accordance with procedures adopted by the Board of Directors of Parent.

      It is understood that the shares of Parent Common Stock owned by the undersigned and held in escrow pursuant to that certain Escrow Agreement (as defined in the Merger Agreement)

shall be considered part of the "Restricted Securities" and shall, for purposes of calculating the number of Restricted Securities the undersigned is entitled to Transfer hereunder, be entirely included in that portion of the Restricted
Securities that remain subject to the restrictions of this Agreement.

      Notwithstanding the foregoing limitations, this Lock-Up Agreement will not prevent any Transfer of any or all of the Restricted Securities, either during the undersigned's lifetime or on the undersigned's death, by gift, will or intestate succession, or by judicial decree, to the undersigned's "family members" (as defined below) or to trusts, family limited partnerships and similar entities primarily for the benefit of the undersigned or the undersigned's "family members"; provided, however, that in each and any such event it shall be a condition to the Transfer that the transferee execute an agreement stating that the transferee is receiving and holding the Restricted
Securities subject to the provisions of this Lock-Up Agreement, and other than to return the Restricted Securities to the former ownership, there shall be no further Transfer of the Restricted Securities except in accordance with this
Lock-Up Agreement. For purposes of this sub-paragraph, "family member" shall mean spouse, lineal descendants, stepchildren, father, mother, brother or sister of the transferor or of the transferor's spouse. Also notwithstanding the foregoing limitations, in the event the undersigned is an entity rather than an individual, this Lock-Up Agreement will not prevent any Transfer of any or all of the Restricted Securities to the shareholders of such entity, if it is a corporation, to the members of such entity, if it is a limited liability company, or to the partners in such entity, if it is a partnership; provided, however, that in each and any such event it shall be a condition to the Transfer that the transferee execute an agreement stating that the transferee is receiving and holding the Restricted Securities subject to the provisions of this Lock-Up Agreement, and other than to return the Restricted Securities to the former ownership, there shall be no further Transfer of the Restricted
Securities except in accordance with this Lock-Up Agreement.

      During the Restricted Period, any of the Restricted Securities subject to this Lock-Up Agreement may be released in whole or part from the terms hereof only upon the approval of the board of directors of Parent and the Committee referred to in Section 1.14(a) of the Merger Agreement.

      The undersigned hereby authorizes Parent's transfer agent to apply to any certificates representing Restricted Securities issued to the undersigned the appropriate legend to reflect the existence and general terms of this Lock-up
Agreement.

      This Lock-up Agreement will be legally binding on the undersigned and on the undersigned's heirs, successors, executors, administrators, conservators and permitted assigns, and is executed as an instrument governed by the laws of the
State of Delaware.

                                      Very truly yours,

                                      ____________________________
                                                 [Name]

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